                                                             EXHIBIT 23-C


                         INDEPENDENT ACCOUNTANTS' CONSENT

We consent to the use of our report dated March 25, 1994, on the consolidated financial statements of Wometco Cable Corp. and subsidiaries, incorporated herein by reference and to the reference to our firm under the heading "Experts" in Amendment No. 2 to Registration Statement No. 33-59315 on
Form S-4 and related prospectus of U S West, Inc.


                                       KPMG PEAT MARWICK LLP


Miami, Florida
August 11, 1995

                       INDEPENDENT ACCOUNTANTS' CONSENT

We consent to the use of our report dated February 25, 1994, on the combined financial statements of Georgia Cable Holdings Limited Partnership and Subsidiary Partnerships, incorporated herein by reference and to the reference to our firm under the heading "Experts" in Amendment No. 2 to Registration Statement No. 33-59315 on Form S-4 and related prospectus of
U S West, Inc.


                                       KPMG PEAT MARWICK LLP


Miami, Florida
August 11, 1995